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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (date of earliest event reported): August 25, 2005


                         ALLIED HEALTHCARE PRODUCTS, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


         DELAWARE                    0-19266                     25-1370721
----------------------------       ------------              -------------------
(State or other jurisdiction       (Commission                 (IRS Employer
      of incorporation)            File Number)              Identification No.)


                1720 SUBLETTE EVENUE, SAINT LOUIS, MISSOURI  63110
                --------------------------------------------------
                    (Address of principal executive offices)


Registrant's telephone number, including area code: (314) 771-2400


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Section 8 - Other Events

Item 8.01   Other Events.

         On August 25, 2005, the Board of Directors of the Registrant authorized repurchases of shares of the Registrant's common stock pursuant to open market transactions in accordance with Rule 10b-18 under the Securities Exchange Act or in privately negotiated block transactions. The authorization permits repurchases from time to time until June 30, 2007 at the discretion of the Chairman of the Board or the President and Chief Executive Officer. The authorization permits up to $1,000,000 to be applied to such repurchases.

         No specific number of shares are sought in connection with the authorization.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        ALLIED HEALTHCARE PRODUCTS, INC.


Date:   August 25, 2005                 By: /s/ Daniel C. Dunn
                                           -------------------------------
                                            Daniel C. Dunn
                                            Vice-President, Chief Financial
                                            Officer and Secretary